UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2014

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35877	46-1347456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1906 Towne Centre Blvd, Suite 370 Annapolis,

Maryland 21401

(Address of principal executive offices)

(410) 571-9860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 22, 2014, Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) and certain of its subsidiaries entered into (i) a second amendment (“PF Amendment No. 2”) to that certain Amended and Restated Loan Agreement (PF), dated as of August 12, 2014, as amended (the “PF Loan Agreement”) with Bank of America, N.A. in its capacities as administrative agent and lender, and (ii) a second amendment (the “G&I Amendment No. 2” and together with the PF Amendment No. 2, the “Loan Amendments”) to that certain Amended and Restated Loan Agreement (G&I), dated as of August 12, 2014, as amended (the “G&I Loan Agreement” and together with the PF Loan Agreement, the “Loan Agreements”) with Bank of America, N.A. in its capacities as administrative agent and lender.

Pursuant to the Loan Amendments, the lenders agreed to (i) increase the Maximum Loan Amount (as defined therein) under the PF Loan Agreement from $250 million to $325 million, (ii) upsize the maximum advances allowed under the PF Loan Agreement to $975 million, (iii) decrease the Maximum Loan Amount (as defined therein) under the G&I Loan Agreement from $200 million to $125 million, and (iv) upsize the maximum advances allowed under the G&I Loan Agreement to $375 million. Additionally, the maturity dates of the Loan Agreements were extended to July 19, 2019.

Also, in connection with the Loan Amendments, the Company entered into Amendment No. 1 and Reaffirmation of Guaranty to the Amended & Restated Continuing Guaranty (PF), dated December 22, 2014 (the “PF Guaranty Reaffirmation”) and Amendment No. 1 and Reaffirmation of Guaranty to the Amended & Restated Continuing Guaranty (G&I), dated December 22, 2014 (the “G&I Guaranty Reaffirmation” and, together with the PF Guaranty Affirmation, the “Guaranty Reaffirmations”) related to the Loan Agreements whereby certain definitions contained in the related guarantees were modified.

Copies of the PF Amendment No. 2, G&I Amendment No. 2, PF Guaranty Reaffirmation, and G&I Guaranty Reaffirmation are attached as Exhibits 1.1, 1.2, 1.3 and 1.4, respectively, to this Current Report on Form 8-K. The foregoing descriptions of the Loan Amendments and Guaranty Reaffirmations are not complete and are qualified in their entirety by reference to the full text of the Loan Amendments and Guaranty Reaffirmations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Amendment No. 2 to Amended and Restated Loan Agreement (PF) and Amendment No. 1 to Amended & Restated Intercreditor Agreement, dated December 22, 2014

1.2	Amendment No. 2 to Amended and Restated Loan Agreement (G&I) and Amendment No. 1 to Amended & Restated Intercreditor Agreement, dated December 22, 2014

1.3	Amendment No. 1 and Reaffirmation of Guaranty to the Amended & Restated Continuing Guaranty (PF), dated December 22, 2014

1.4	Amendment No. 1 and Reaffirmation of Guaranty to the Amended & Restated Continuing Guaranty (G&I), dated December 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE, INC.

By:	/s/ Steven L. Chuslo
Name:	Steven L. Chuslo
Title:	Executive Vice President and General Counsel

Date: December 24, 2014